SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant:        Yes.

Filed by a Party other than the Registrant:  No.

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                             HOME FINANCIAL BANCORP
                (Name Of Registrant As Specified In Its Charter)

                             HOME FINANCIAL BANCORP
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
         and 0-11
         (1)      Title of each class of securities to which transaction
                  applies:             N/A
         (2)      Aggregate number of securities to which transaction
                  applies:             N/A
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and
                  state how it was determined):     N/A
         (4)      Proposed maximum aggregate value of transaction:     N/A
         (5)      Total fee paid:
[ ]      Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
         Schedule and the date of its filing.       N/A
         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                         [Home Financial Bancorp Logo]
                             279 East Morgan Street
                             Spencer, Indiana 47460
                                 (812) 829-2095

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------

                         To Be Held On October 9, 2001

     Notice is hereby given that the Annual Meeting of Shareholders of Home Financial Bancorp (the "Holding Company") will be held at the Canyon Inn, Oak Room, McCormicks Creek State Park, State Highway 46 (two miles east of Spencer), Spencer, Indiana, on Tuesday, October 9, 2001, at 3:00 p.m., Eastern Standard Time.

     The Annual Meeting will be held for the following purposes:

1. Election of Directors. Election of three directors of the Holding Company for terms expiring in 2004.

2. Ratification of Auditors. Approval and ratification of the appointment of BKD LLP as auditors for Home Financial Bancorp for the fiscal year ending June 30, 2002.

3. Other Business. Such other matters as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on August 20, 2001, are entitled to vote at the meeting or any adjournment thereof.

     We urge you to read the enclosed Proxy Statement carefully so that you may be informed about the business to come before the meeting, or any adjournment thereof. At your earliest convenience, please sign and return the accompanying proxy in the postage-paid envelope furnished for that purpose.

     A copy of our Annual Report for the fiscal year ended June 30, 2001, is enclosed. The Annual Report is not a part of the proxy soliciting material enclosed with this letter.

                                              By Order of the Board of Directors

                                              /s/ Kurt J. Meier

                                              Kurt J. Meier, President

Spencer, Indiana
September 7, 2001

IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                             HOME FINANCIAL BANCORP
                             279 East Morgan Street
                             Spencer, Indiana 47460
                                 (812) 829-2095

                             ---------------------
                                PROXY STATEMENT
                             ---------------------

                                      FOR

                         ANNUAL MEETING OF SHAREHOLDERS

                                October 9, 2001

     This Proxy Statement is being furnished to the holders of common stock, without par value (the "Common Stock"), of Home Financial Bancorp (the "Holding Company"), an Indiana corporation, in connection with the solicitation of proxies by the Board of Directors of the Holding Company to be voted at the Annual Meeting of Shareholders to be held at 3:00 p.m., Eastern Standard Time, on October 9, 2001, at the Canyon Inn, Oak Room, McCormicks Creek State Park, State Highway 46, Spencer, Indiana, and at any adjournment of such meeting. The principal asset of the Holding Company consists of 100% of the issued and outstanding shares of common stock, $.01 par value per share, of Owen Community Bank, s.b. (the "Bank"). This Proxy Statement is expected to be mailed to the shareholders on or about September 7, 2001.

     The proxy solicited hereby, if properly signed and returned to the Holding Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for each of the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.

     Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Holding Company written notice thereof (Charles W. Chambers, 279 East Morgan Street, Spencer, Indiana 47460), (ii) submitting a duly executed proxy bearing a later date, or
(iii) by appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Only shareholders of record at the close of business on August 20, 2001 ("Voting Record Date"), will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 1,359,050 shares of the Common Stock issued and outstanding, and the Holding Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting. As of December 18, 2000, the Holding Company declared a 2-for-1 stock split of shares of Common Stock. All share figures set forth in this Proxy Statement have been adjusted to reflect that stock split. The holders of over 50% of the outstanding shares of Common Stock as of the Voting Record Date must be present in person or by proxy at the Annual Meeting to constitute a quorum. In determining whether a quorum is present, shareholders who abstain, cast broker non-votes, or withhold authority to vote on one or more director nominees will be deemed present at the Annual Meeting.

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of August 20, 2001, by each person who is known by the Holding Company to own beneficially 5% or more of the Common Stock. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

                                       Number of Shares of
     Name and Address of                  Common Stock              Percent of
       Beneficial Owner                Beneficially Owned (1)          Class (5)
-----------------------------          ----------------------       ------------
Frank R. Stewart                            210,184(2)                   15.2%
     c/o Owen Community Bank, s.b.
     279 East Morgan Street
     Spencer, Indiana  47460

Community Trust & Investment                160,386(3)                   11.8%
     Company, Inc., Trustee
     105 N. Pete Ellis Drive
     Suite B
     P.O. Box 5996
     Bloomington, Indiana 47407

Tad Wilson                                  112,942(4)                    8.3%
     877 Maple Drive
     Spencer, Indiana 47460

William Lannan                              105,000                       7.7%
     R.R. 4, Box 12
     Loogootee, Indiana  47533

Gary E. Gray, Jr.                           101,200                       7.4%
     2600 6th Street, Apt. 13
     Bedford, IN 47421

Charles W. Wehking III                       68,000                       5.0%
10451 Sappington Lane
St. Louis, Missouri 63128

------------------------------
(1) The information in this chart is based on Schedule 13D or 13G Report(s) filed by the above-listed person(s) with the Securities and Exchange Commission (the "SEC") containing information concerning shares held by them and on other information obtained by the Holding Company. It does not reflect any changes in those shareholdings which may have occurred since the date of such filings or the date such information was obtained.

(2) Of these shares, 177,104 are owned jointly by Mr. Stewart and his wife, 2,276 are held under the Owen Community Bank, s.b. Recognition and Retention Plan and Trust (the "RRP"), 20,000 are subject to a stock option granted under the Home Financial Bancorp Stock Option Plan (the "Option Plan"), and 10,804 are held under the Holding Company's Employee Stock Ownership Plan (the "ESOP"), as of June 30, 2001.

(3) These shares are held by the Trustee of the Owen Community Bank, s.b. Employee Stock Ownership Plan and Trust. The employees participating in that Plan are entitled to instruct the Trustee how to vote shares held in their accounts under the Plan. Unallocated shares held in a suspense account under the Plan are required under the Plan terms to be voted by the Trustee in the same proportion as allocated shares are voted.

(4) Of these shares, 75,200 are owned jointly by Mr. Wilson and his wife, 809 are held under the RRP, and 6,000 are subject to a stock option granted under the Option Plan.

(5) Based upon 1,359,050 shares of Common Stock outstanding which does not include options for 115,800 shares of Common Stock granted to certain directors, officers and employees of the Holding Company and the Bank.

                       PROPOSAL I -- ELECTION OF DIRECTORS

     The Board of Directors consists of nine members. The By-Laws provide that the Board of Directors is to be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually. Directors generally must have their principal domicile in Owen County, Indiana or one of its adjoining counties, must have had a loan or deposit relationship with the Bank for a continuous period of 12 months prior to their nomination to the Board, and non-employee directors must have served as a member of a civic or community organization based in their home county for at least a continuous period of 12 months during the five years prior to their nomination to the Board. The three nominees for election as a director this year are Charles W. Chambers, Stephen Parrish and Kurt D. Rosenberger, each of whom currently serves as a director. Messrs. Chambers, Parrish and Rosenberger each have been nominated to serve for a three-year term ending in 2004.

     Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as directors if elected.

     The following table sets forth certain information regarding the nominees for the position of director of the Holding Company and each director continuing in office after the Annual Meeting, including the number and percent of shares of Common Stock beneficially owned by such persons as of the Voting Record Date. Unless otherwise indicated, each nominee has sole investment and/or voting power with respect to the shares shown as beneficially owned by him. Mr. Parrish is married to Mr. Wilson's sister. No other nominee for director is related to any other nominee for director, director, or executive officer of the Holding Company by blood, marriage, or adoption, and there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The table also sets forth the number of shares of Holding Company Common Stock beneficially owned by all directors and executive officers of the Holding Company as a group.

                                                                     Director       Common Stock
                                                                      of the        Beneficially
                                Expiration of      Director of        Holding        Owned as of
                                   Term as          the Bank          Company        August 20,        Percentage
Name                              Director            Since            Since            2001 (1)         of Class
--------------------            -------------      -----------       --------       ------------       ----------
Director Nominees
-----------------
Charles W. Chambers                 2004              1978             1996           12,042(2)            .9%
Stephen Parrish                     2004              1982             1996           26,809(3)           2.0%
Kurt D. Rosenberger                 2004              1998             1998           42,202(4)           3.1%

Directors Continuing
in Office
---------
John T. Gillaspy                    2003              1986             1996           62,042(3)           4.5%
Kurt J. Meier                       2002              1991             1996           47,548(5)           3.4%
Gary Michael Monnett                2003              1998             1998            6,000(6)            .4%
Robert W. Raper                     2003              1970             1996           30,042(7)           2.2%
Frank R. Stewart                    2002              1963             1996          210,184(8)          15.2%
Tad Wilson                          2002              1978             1996          112,942(9)           8.3%

All directors and executive                                                          549,811(10)         37.9%
officers as a group (9 persons)

-------------------------
(1) Based upon information furnished by the respective director nominees. Under applicable regulations, shares are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares the power to vote or dispose of the shares, whether or not he or she has any economic power with respect to the shares. Includes shares beneficially owned by members of the immediate families of the director nominees residing in their homes.

(2) Of these shares, 809 are held under the RRP and 6,000 are subject to a stock option granted under the Option Plan.

(3) Of these shares, 809 are held under the RRP, 6,000 are subject to a stock option granted under the Option Plan, and the remaining shares are held jointly by the director and his wife.

(4) Of these shares, 9,465 are owned jointly by Mr. Rosenberger and his wife, 20,000 are subject to a stock option granted under the Option Plan, 1,517 are held under the RRP, and 11,220 are held under the Holding Company's ESOP, as of June 30, 2001.

(5) Of these shares, 10,828 are owned jointly by Mr. Meier and his wife, 2,276 are held under the RRP, 20,000 are subject to a stock option granted under the Option Plan, and 12,168 are held under the ESOP, as of June 30, 2001.

(6) Of these shares, 3,000 are subject to a stock option granted under the Option Plan and 2,400 are held under the RRP.

(7)  Of  these   shares,   20,808  are  held   jointly  by  Mr.  Raper  and  his
     grandchildren, 809 are held under the RRP, and 6,000 are subject to a stock option granted under the Option Plan.

(8) Of these shares, 177,104 are owned jointly by Mr. Stewart and his wife, 2,276 are held under the RRP, 20,000 are subject to a stock option granted under the Option Plan, and 10,804 are held under the ESOP, as of June 30, 2001.

(9) Of these shares, 75,200 are owned jointly by Mr. Wilson and his wife, 809 are held under the RRP, and 6,000 are subject to a stock option granted under the Option Plan.

(10) Of these shares, 12,514 are held under the RRP, 93,000 are subject to stock options granted under the Option Plan, and 34,192 are held under the ESOP, as of June 30, 2001.

     Presented below is certain information concerning the director nominees of the Holding Company:

     Charles W. Chambers (age 86), has served as a director of the Holding Company since its formation and of the Bank since 1978. Mr. Chambers has served as a staff appraiser for the Bank and has served as the Secretary of the Bank since 1990.

     John T. Gillaspy (age 73), has served as a director of the Holding Company since its formation and of the Bank since 1986. Mr. Gillaspy has also served as President until 1994 and Chief Executive Officer since 1994 of the Spencer Evening World, Inc., a newspaper based in Spencer, Indiana.

     Kurt J. Meier (age 51), has served as a director and President of the Holding Company since its formation and as director of the Bank since 1991. Mr. Meier has also served as President of the Bank since 1994.

     Gary Michael Monnett (age 41), was named a director in 1998, became Comptroller of the Bank in 2000 and has served as a self-employed certified public accountant based in Cloverdale, Indiana for more than the last five years.

     Stephen Parrish (age 61), has served as a director of the Holding Company since its formation and of the Bank since 1982. Mr. Parrish has also served as a funeral director for the West-Parrish-Pedigo Funeral Home in Spencer, Indiana, for more than five years.

     Robert W. Raper (age 84), has served as a director of the Holding Company since its formation and of the Bank since 1970, which he has served as Vice Chairman since 1994. Prior to 1994, Mr. Raper served as Vice President of the Bank.

     Kurt D. Rosenberger (age 42), has served as Vice President and Chief Financial Officer of the Holding Company since 1996. Mr. Rosenberger has also served as Vice President of the Bank since 1994. Theretofore, he served as Senior Financial Analyst for the Office of Thrift Supervision in Indianapolis, Indiana, from 1990 to 1994.

     Frank R. Stewart (age 76), has served as Chairman of the Board of the Holding Company since its formation and of the Bank since 1963. Mr. Stewart served as President of the Bank from 1982 until 1994. Mr. Stewart has also served as President of BSF, Inc., a subsidiary of the Bank, since its formation in 1989. Mr. Stewart has extensive experience in real estate development and sales.

     Tad Wilson (age 66), has served as a director of the Holding Company since its formation and of the Bank since 1978. Mr. Wilson is also the President of Metropolitan Printing Service, Inc., a print management company based in Bloomington, Indiana, and is the owner of various rental properties located in Bloomington, Indiana.

     THE DIRECTORS SHALL BE ELECTED UPON RECEIPT OF A PLURALITY OF VOTES CAST AT THE ANNUAL SHAREHOLDERS MEETING. PLURALITY MEANS THAT INDIVIDUALS WHO RECEIVE THE LARGEST NUMBER OF VOTES CAST ARE ELECTED UP TO THE MAXIMUM NUMBER OF DIRECTORS TO BE CHOSEN AT THE MEETING. ABSTENTIONS, BROKER NON-VOTES, AND INSTRUCTIONS ON THE ACCOMPANYING PROXY TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES WILL RESULT IN THE RESPECTIVE NOMINEE RECEIVING FEWER VOTES. HOWEVER, THE NUMBER OF VOTES OTHERWISE RECEIVED BY THE NOMINEE WILL NOT BE REDUCED BY SUCH ACTION.

The Board of Directors and its Committees

     During the fiscal year ended June 30, 2001, the Board of Directors of the Holding Company met or acted by written consent six times. No director attended fewer than 75% of the aggregate total number of meetings during the last fiscal year of the Board of Directors of the Holding Company held while he served as director and of meetings of committees which he served during that fiscal year. The Board of Directors of the Holding Company has a Stock Compensation Committee, an Audit Committee and a Nominating Committee, among its other Board Committees. All committee members are appointed by the Board of Directors.

     The Stock Compensation Committee administers the RRP and the Option Plan. The members of that Committee are Messrs. Gillaspy, Parrish and Wilson. It met two times during fiscal 2001.

     The Audit Committee, comprised of Messrs. Monnett, Wilson and Gillaspy, recommends the appointment of the Corporation's independent accountants in connection with its annual audit, and meets with them to outline the scope and review the results of such audit. That Committee met two times during fiscal 2001.

     The Holding Company's Nominating Committee, consisting of Messrs. Monnett, Raper and Wilson, nominated the slate of directors set forth in the Proxy Statement. Although the Board of Directors of the Holding Company will consider nominees recommended by shareholders, it has not actively solicited recommendations for nominees from shareholders nor has it established procedures for this purpose. Directors must satisfy certain qualification requirements set forth in the Holding Company's By-Laws. Article III, Section 12 of the Holding Company's By-Laws provides that shareholders entitled to vote for the election of directors may name nominees for election to the Board of Directors but there are certain requirements that must be satisfied in order to do so. Among other things, written notice of a proposed nomination must be received by the Secretary of the Holding Company not less than 60 days prior to the Annual Meeting; provided, however, that in the event that less than 70 days' notice or public disclosure of the date of the meeting is given or made to shareholders (which notice or public disclosure includes the date of the Annual Meeting specified in the Holding Company's By-Laws if the Annual Meeting is held on such date), notice must be received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

Management Remuneration and Related Transactions

     Remuneration of Named Executive Officer

     During the fiscal year ended June 30, 2001, no cash compensation was paid directly by the Holding Company to any of its executive officers. Each of such officers was compensated by the Bank.

     The following table sets forth information as to annual, long-term and other compensation for services in all capacities to the Holding Company and its subsidiaries for the last three fiscal years of the person who served as chief executive officer of the Holding Company during the fiscal year ended June 30, 2001 (the "Named Executive Officer"). There were no executive officers of the Holding Company who earned over $100,000 in salary and bonuses during that fiscal year.

                           Summary Compensation Table

                                                                                Long Term Compensation
                                                                                -------------------------
                                               Annual Compensation                       Awards
                                       ---------------------------------------  -------------------------
                                                                    Other                                    All
                                                                    Annual      Restricted    Securities    Other
Name and                      Fiscal                                Compen-        Stock      Underlying    Compen-
Principal Position             Year     Salary ($)(1)  Bonus ($)  sation($)(2)    Awards($)    Options(#) sation($)(3)
----------------------------  ------    -------------  ---------  ------------  -----------   ----------- ------------
Kurt J. Meier                  2001     $68,148        $1,373         ---           ---           ---      $  8,721
  President, Chief Executive   2000     $64,924        $  303         ---           ---           ---      $ 11,001
  Officer and Treasurer        1999     $59,448        $  ---         ---           ---           ---      $ 11,579

-----------------------------
(1) Includes fees received for service on the Bank's Board of Directors and amounts deferred by the Named Executive Officer pursuant to 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), under the Bank's Thrift Plan.

(2) Mr. Meier received certain perquisites, but the incremental cost of providing such perquisites did not exceed the lesser of $50,000 or 10% of his salary and bonus.

(3) Consists of the Bank's contribution on behalf of the Named Executive Officer to the Thrift Plan and to the ESOP.

     Stock Options

     The following table includes the number of shares covered by stock options held by the Named Executive Officer as of June 30, 2001. None of these were "in-the-money" options (options whose exercise price is lower than the market value of the shares at fiscal year end). The Named Executive Officer did not exercise any stock options during the fiscal year and was not granted any stock options during that fiscal year.

       Outstanding Stock Option Grants and Value Realized As Of 6/30/2001

                           Number of Unexercised                 Value of Unexercised In-the-Money
                        Options at Fiscal Year End                 Options at Fiscal Year End (1)
                    ----------------------------------          ----------------------------------
Name                Exercisable          Unexercisable          Exercisable          Unexercisable
-------------       -----------          -------------          -----------          -------------
Kurt J. Meier         20,000                  ---                  $ ---                $ ---

--------------------
(1) The outstanding options have an exercise price of $4.25 which is higher than the average between the high and low prices for the shares on June 28, 2001, which was $3.95 per share. Therefore none of these options was in-the-money on June 30, 2001.

     Employment Contracts

     The Bank has entered into three-year employment contracts with each of Messrs. Meier and Rosenberger (together, the "Employees"). The contracts with the Employee extend annually for an additional one-year term to maintain their three-year term if the Board of Directors of the Bank determines to so extend them, unless notice not to extend is properly given by either party to the contract. Each Employee receives an initial salary under the contract equal to his current salary subject to increases approved by the Board of Directors. The contracts also provide, among other things, for participation in other fringe benefits and benefit plans available to the Bank's employees. Each Employee may terminate his employment upon sixty days' written notice to the Bank. The Bank may discharge each Employee for cause (as defined in the contract) at any time or in certain specified events. If the Bank terminates an Employee's employment for other than cause or if the Employee terminates his own employment for cause (as defined in the contract), the Employee will receive his base compensation under the contract for an additional three years if the termination follows a change of control in the Holding Company (as defined below) or for the remaining term of the Agreement, if the termination does not follow a change of control. In addition, during such period, the Employee will continue to participate in the Bank's group insurance and retirement plans or receive comparable benefits. Moreover, within a period of three months after such termination following a change of control, each Employee will have the right to cause the Bank to purchase any stock options he holds for a price equal to the fair market value (as defined in the contact) of the shares subject to such options minus their option price. If the payments provided for in the contract, together with any other payments made to the Employees by the Bank, are deemed to be payments in violation of the "golden parachute" rules of the Code, such payments will be reduced to the largest amount which would not cause the Bank to lose a tax deduction for such payments under those rules. As of the date hereof, the cash compensation which would be paid under the contracts to the Employees if the contracts were terminated either after a change of control of the Holding Company, without cause by the Bank, or for cause by the Employees, would be $209,196 for Mr. Meier and $197,184 for Mr. Rosenberger. For purposes of these employment contracts, a change of control of the Holding Company is generally an acquisition of control, as defined in regulations issued under the Change in Bank Control Act and the Savings and Loan Holding Company Act.

     The employment contracts provide the Bank protection of its confidential business information and protection from competition by each of the Employees should he voluntarily terminate his employment without cause or be terminated by the Bank for cause.

     The Bank also entered into a three-year employment contract with Mr. Stewart which may be renewed by the Board each year for one additional year. Mr. Stewart's employment agreement provides for the payment by the Bank to Mr. Stewart of an annual salary equal to $69,732, subject to increases as determined by the Board of Directors. In the event Mr. Stewart's employment is terminated by the Bank without cause, Mr. Stewart will continue to receive such compensation during the then-remaining term of the contract.

     The Bank is the owner and beneficiary of $100,000 in key man life insurance on the lives of Mr. Meier and Mr. Rosenberger.

     Compensation of Directors

     All directors of the Bank are entitled to receive monthly director fees for their services. Each of Mr. Gillaspy and Mr. Raper receive $700 per month, and Mr. Stewart receives $500 per month. All other directors of the Bank receive $400 per month.

     Directors of the Holding Company are not currently paid directors' fees. The Holding Company may, if it believes it is necessary to attract qualified directors or otherwise beneficial to the Holding Company, adopt a policy of paying directors' fees.

     Transactions With Certain Related Persons

     The Bank has followed a policy of offering to its directors and executive officers real estate mortgage loans secured by their principal residence and other loans. These loans are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features.

     Audit Committee Report, Charter, and Independence

     Audit Committee Report. The Audit Committee reports as follows with respect to the audit of the Holding Company's financial statements for the fiscal year ended June 30, 2001, included in the Holding Company's Shareholder Annual Report accompanying this Proxy Statement ("2001 Audited Financial Statements"):

     The Committee has reviewed and discussed the Holding Company's 2001 Audited Financial Statements with the Company's management.

     The Committee has discussed with its independent auditors (BKD LLP) the matters required to be discussed by Statement on Auditing Standards 61, which include, among other items, matters related to the conduct of the audit of the Holding Company's financial statements. BKD LLP did not use any employees other than its full-time permanent employees on its audit of the Holding Company's 2001 Audited Financial Statements.

     The Committee has received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (which relates to the auditor's independence from the Holding Company and its related entities) and has discussed with the auditors the auditors' independence from the Holding Company. The Committee considered whether the provision of services by its independent auditors, other than audit services and reviews of Forms 10-Q, is compatible with maintaining the auditors' independence.

     Based on review and discussions of the Holding Company's 2001 Audited Financial Statements with management and discussions with the independent auditors, the Audit Committee recommended to the Board of Directors that the Holding Company's 2001 Audited Financial Statements be included in the Holding Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001.

     This Report is respectfully submitted by the Audit Committee of the Holding Company's Board of Directors.

                             Audit Committee Members
                             -----------------------
                                John T. Gillaspy
                              Gary Michael Monnett
                                   Tad Wilson

     Audit Committee Charter. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Exhibit A. The Board of Directors reviews and approves changes to the Audit Committee Charter annually.

     Accountants' Fees

     Audit Services. The aggregate fees billed by BKD LLP for audit services relating to the audit of the 2001 Audited Financial Statements and for reviews of the Holding Company's financial statements included in its Forms 10-Q for the fiscal year ended June 30, 2001 were $40,000.

     Financial Information System Design and Implementation Fees. BKD LLP did not bill the Holding Company for any information technology services rendered during fiscal 2001.

     All Other Fees. BKD LLP billed the Holding Company $19,628 for services other than those described above rendered during fiscal 2001.

     Independence of Audit Committee Members. The Holding Company's Audit Committee is comprised of Messrs. Gillaspy, Monnett and Wilson. Each of these members meets the requirements for independence set forth in the Listing Standards of the National Association of Securities Dealers.

                     PROPOSAL II -- RATIFICATION OF AUDITORS

     The Board of Directors proposes for the ratification of the shareholders at the Annual Meeting the appointment of BKD LLP, certified public accountants, as independent auditors for the fiscal year ended June 30, 2002. BKD LLP has served as auditors for the Bank since 1989. A representative of BKD LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he so desires. He will also be available to respond to any appropriate questions shareholders may have.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "1934 Act"), requires that the Holding Company's officers and directors and persons who own more than 10% of the Holding Company's Common Stock file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Holding Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms received by it, and/or written representations from certain reporting persons that no Forms 5 were required for those persons, the Holding Company believes that during the fiscal year ended June 30, 2001, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners with respect to
Section 16(a) of the 1934 Act were satisfied in a timely manner, provided that Tad Wilson was approximately four months late in filing a Form 4 to report the acquisition by his IRA account in March, 2001, of 700 shares of the Holding Company's Common Stock and approximately two months late in filing a Form 4 to report the acquisition by his IRA account in May, 2001 of 1,000 shares of the Holding Company's Common Stock.

                              SHAREHOLDER PROPOSALS

     Any proposal which a shareholder wishes to have presented at the next Annual Meeting of the Holding Company and included in the proxy statement and form of proxy must be received at the main office of the Holding Company for inclusion in the Holding Company's proxy statement no later than 120 days in advance of September 7, 2002. Any such proposal should be sent to the attention of the Secretary of the Holding Company at 279 East Morgan Street, Spencer, Indiana 47460. A shareholder proposal being submitted outside the processes of Rule 14a-8 promulgated under the 1934 Act will be considered untimely if it is received by the Holding Company later than 45 days in advance of August 31, 2002. If the Holding Company receives notice of such proposal after such time, each proxy that the Holding Company receives will confer upon it the discretionary authority to vote on the proposal in the manner the proxies deem appropriate.

                                 OTHER MATTERS

     Management is not aware of any business to come before the Annual Meeting other than those matters described in the Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of solicitation of proxies will be borne by the Holding Company. The Holding Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the Common Stock. In addition to solicitation by mail, directors, officers, and employees of the Holding Company may solicit proxies personally or by telephone without additional compensation.

     Each shareholder is urged to complete, date and sign the proxy and return it promptly in the enclosed envelope.


                                              By Order of the Board of Directors


                                              /s/ Kurt J. Meier

                                              Kurt J. Meier, President
September 7, 2001

                                                                       Exhibit A
                                                                       ---------

                             HOME FINANCIAL BANCORP

                            AUDIT COMMITTEE CHARTER

Organization

     RESOLVED, that there shall be a committee of the Board of Directors of Home Financial Bancorp (the "Company") to be known as the "Audit Committee".

     RESOLVED, that the Audit Committee shall be composed of at least three directors, the majority of whom meet the director independence requirements for service on audit committees set forth in the corporate governance standards of the NASD.

     RESOLVED, that each member shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement.

     RESOLVED, that at least one member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication.

     RESOLVED, that the Audit Committee members and the Committee Chairman shall be designated by the full Board of Directors of the Company. Function

     RESOLVED, that the primary function of the Audit Committee shall be to assist the Company's Board of Directors fulfill its oversight responsibilities with respect to the Company's accounting practices, financial reporting obligations, internal and external audit functions.

     RESOLVED, that the Audit Committee shall maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the Company. Responsibilities

     RESOLVED, that in carrying out its responsibilities, the Audit Committee's policies and procedures shall remain flexible in order to best react to changing conditions, and to ensure that the Company's accounting and reporting practices are in accordance with all known requirements.

Powers and Authority

     RESOLVED, that the Audit Committee shall have the following specific powers, duties and authority:

     1. Meet as may be deemed necessary by members, at meetings which may be called by the Chairman of the Audit Committee, or at the request of the independent accountants or internal auditors, and document the proceedings of such meetings;

     2. Meet with the independent accountants and management to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including comments and recommendations of the independent accountants;

     3. Review the performance of the independent accountants and (in consultation with management) make recommendations to the Board of Directors regarding the appointment or termination of the independent accountants;

     4. Confirm and assure the independence of the internal auditors and the independent accountants, discuss with the independent accountants any disclosed relationships or services that may impact their objectivity, and take or recommend that the Board of Directors take, appropriate action to oversee the independence of the independent accountants;

     5. Inquire of management, internal auditors, and independent accountants about significant risks or exposures to the Company;

     6. Review with management and the independent accountants, the Company's audited annual financial statements and the independent accountants' opinion rendered with respect to such financial statements, including a review of the nature and extent of any significant changes in accounting principles or the application therein and determine whether to recommend the inclusion of such audited financial statements in the Company's Annual Report for the year;

     7. Seek from the independent accountants and internal auditors their recommendations regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries and review the correction of controls deemed to be deficient;

     8. Provide an independent, direct communication between the Board of Directors, internal auditors and independent accountants, including sufficient opportunity to meet without members of management present;

     9. Prepare a report to be included in the Company's proxy statements stating that the Audit Committee has (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent accountants matters required to be discussed by SAS No.61; and (iii) obtained and discussed with independent accountants disclosures required by Independence Standards Board Standard No.1;

     10. Report through its Chairman to the Board of Directors following each meeting of the Audit Committee;

     11. Conduct or authorize investigations into any matters within the Audit Committee's scope of responsibilities. The Audit Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation;

     12. Consider such other matters in relation to the financial affairs of the Company and its accounts, and in relation to the internal and external audit of the Company as the Audit Committee may, in its discretion, determine to be advisable;

     13.  Annually review/update and discuss the Audit Committee Charter;

     14. Seek from the independent accountants a formal written statement delineating all relationships between those accountants and the Company, consistent with Independence Standards Board Standard No. 1.

Limitations

     RESOLVED, that nothing in this charter is intended to alter in any way the standard of conduct that applies to any of the directors of the Company under the Indiana Business Corporation Law (the "Act") and this Charter does not impose, nor shall it be interpreted to impose any duty on any director greater than, or in addition to, the duties or standard established by the Act.

                                                          Board Approved 4/25/00

REVOCABLE PROXY               HOME FINANCIAL BANCORP
                         Annual Meeting of Shareholders
                                 October 9, 2001

     The undersigned hereby appoints Nancy Mosley and Jack Childers, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Home Financial Bancorp which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Canyon Inn, Oak Room, McCormicks Creek State Park, State Highway 46, Spencer, Indiana, on Tuesday, October 9, 2001, at 3:00 p.m., and at any and all adjournments thereof, as follows:

1.   The election as directors of all nominees listed below, except as marked to
     the contrary                                    |_| FOR   |_| VOTE WITHHELD

INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name on the list below:

 Charles W. Chambers          Stephen Parrish              Kurt D. Rosenberger
                          (each for a three-year term)

2.   Ratification  of the appointment of BKD LLP as auditors for the year ending
     June 30, 2002.                          |_| FOR   |_| AGAINST   |_| ABSTAIN

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.


 The Board of Directors recommends a vote "FOR" each of the listed propositions.


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

This Proxy may be revoked at any time prior to the voting thereof.
The undersigned acknowledges receipt from Home Financial Bancorp, prior to the execution of this Proxy, of a Notice of the Meeting, a Proxy Statement and an Annual Report to Shareholders.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS
OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.    ________________, 2001

                                                                NUMBER OF SHARES


                                  ----------------------------------------------
                                            Signature of Shareholder



                                  ----------------------------------------------
                                            Signature of Shareholder

                                  Please sign as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.